Treasury Portfolio                                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 2/28/2011
File number:       811-02729
Series No.:        2

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Institutional Class             $ 1,113
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Private                         $    78
        Personal                        $    18
        Cash Management                 $   423
        Reserve                         $     7
        Resource                        $    34
        Corporate                       $   219


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Institutional Class              0.0002
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Private                          0.0001
        Personal                         0.0001
        Cash Management                  0.0001
        Reserve                          0.0001
        Resource                         0.0001
        Corporate                        0.0001


74U.  1 Number of shares outstanding (000's Omitted)
        Institutional Class           4,795,643
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Private                         872,724
        Personal                        206,559
        Cash Management               6,121,205
        Reserve                         100,048
        Resource                        273,153
        Corporate                     1,762,539


74V.  1 Net asset value per share (to nearest cent)
        Institutional Class              $ 1.00
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Private                          $ 1.00
        Personal                         $ 1.00
        Cash Management                  $ 1.00
        Reserve                          $ 1.00
        Resource                         $ 1.00
        Corporate                        $ 1.00

Government TaxAdvantage Portfolio                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  2/28/2011
File number:        811-02729
Series No.:         7

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Institutional Class                $ 75
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Private                            $  3
        Personal                           $  1
        Cash Management                    $  1
        Reserve                            $  1
        Resource                           $  1
        Corporate                          $  -


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Institutional Class             0.0002
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Private                         0.0001
        Personal                        0.0001
        Cash Management                 0.0001
        Reserve                         0.0001
        Resource                        0.0001
        Corporate                       0.0001


74U.  1 Number of shares outstanding (000's Omitted)
        Institutional Class            714,412
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Private                         31,558
        Personal                         5,651
        Cash Management                 17,104
        Reserve                            930
        Resource                        12,120
        Corporate                           10


74V.  1 Net asset value per share (to nearest cent)
        Institutional Class             $ 1.00
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Private                         $ 1.00
        Personal                        $ 1.00
        Cash Management                 $ 1.00
        Reserve                         $ 1.00
        Resource                        $ 1.00
        Corporate                       $ 1.00

Government & Agency Portfolio                                    SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 2/28/2011
File number:       811-02729
Series No.:        8

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Institutional Class             $ 1,678
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Private                         $    54
        Personal                        $     1
        Cash Management                 $   113
        Reserve                         $    12
        Resource                        $    26
        Corporate                       $   283


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Institutional Class              0.0001
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Private                          0.0001
        Personal                         0.0001
        Cash Management                  0.0001
        Reserve                          0.0001
        Resource                         0.0001
        Corporate                        0.0003


74U.  1 Number of shares outstanding (000's Omitted)
        Institutional Class           4,209,284
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Private                         429,090
        Personal                         14,331
        Cash Management               1,101,977
        Reserve                          87,401
        Resource                        302,074
        Corporate                       872,382


74V.  1 Net asset value per share (to nearest cent)
        Institutional Class              $ 1.00
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Private                          $ 1.00
        Personal                         $ 1.00
        Cash Management                  $ 1.00
        Reserve                          $ 1.00
        Resource                         $ 1.00
        Corporate                        $ 1.00

Liquid Assets Portfolio                                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 2/28/2011
File number:       811-02729
Series No.:        16

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Institutional Class            $ 15,655
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Private                            $ 60
        Personal                           $ 10
        Cash Management                 $ 1,386
        Reserve                            $ 12
        Resource                           $ 25
        Corporate                       $ 2,111


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Institutional Class              0.0010
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Private                          0.0001
        Personal                         0.0001
        Cash Management                  0.0006
        Reserve                          0.0001
        Resource                         0.0001
        Corporate                        0.0008


74U.  1 Number of shares outstanding (000's Omitted)
        Institutional Class          17,381,177
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Private                         466,867
        Personal                        102,587
        Cash Management               2,059,052
        Reserve                         129,480
        Resource                        216,368
        Corporate                     2,133,444


74V.  1 Net asset value per share (to nearest cent)
        Institutional Class              $ 1.00
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Private                          $ 1.00
        Personal                         $ 1.00
        Cash Management                  $ 1.00
        Reserve                          $ 1.00
        Resource                         $ 1.00
        Corporate                        $ 1.00

STIC Prime Portfolio                                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 2/28/2011
File number:       811-02729
Series No:         17

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Institutional Class             $ 1,296
       2 Dividends for a second class of open-end company shares (000's Omitted)
         Private                         $    30
         Personal                        $    10
         Cash Management                 $   155
         Reserve                         $     1
         Resource                        $    12
         Corporate                       $   117


73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Institutional Class              0.0019
       2 Dividends for a second class of open-end company shares (form nnn.nnnn)
         Private                          0.0001
         Personal                         0.0001
         Cash Management                  0.0003
         Reserve                          0.0001
         Resource                         0.0001
         Corporate                        0.0006


74U.   1 Number of shares outstanding (000's Omitted)
         Institutional Class           1,996,450
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Private                         255,888
         Personal                         82,818
         Cash Management                 462,063
         Reserve                          10,185
         Resource                         89,616
         Corporate                       250,390


74V.   1 Net asset value per share (to nearest cent)
         Institutional Class              $ 1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Private                          $ 1.00
         Personal                         $ 1.00
         Cash Management                  $ 1.00
         Reserve                          $ 1.00
         Resource                         $ 1.00
         Corporate                        $ 1.00

Tax-Free Cash Reserve Portfolio                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 2/28/2011
File number:       811-02729
Series No.:        18

72DD.1 Total income dividends for which record date passed during the period.
       (000's Omitted)
       Institutional Class              $ 248
     2 Dividends for a second class of open-end company shares (000's Omitted)
       Private                          $ 10
       Personal                         $  -
       Cash Management                  $ 16
       Reserve                          $  1
       Resource                         $  4
       Corporate                        $  -


73A.   Payments per share outstanding during the entire current period:
       (form nnn.nnnn)
     1 Dividends from net investment income
       Institutional Class             0.0004
     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
       Private                         0.0001
       Personal                        0.0001
       Cash Management                 0.0001
       Reserve                         0.0001
       Resource                        0.0001
       Corporate                       0.0003


74U. 1 Number of shares outstanding (000's Omitted)
       Institutional Class            579,531
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Private                         93,197
       Personal                         4,414
       Cash Management                128,715
       Reserve                         13,288
       Resource                        31,440
       Corporate                          713


74V. 1 Net asset value per share (to nearest cent)
       Institutional Class             $ 1.00
     2 Net asset value per share of a second class of open-end company shares
       (to nearest cent)
       Private                         $ 1.00
       Personal                        $ 1.00
       Cash Management                 $ 1.00
       Reserve                         $ 1.00
       Resource                        $ 1.00
       Corporate                       $ 1.00